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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                         OF THE SECURITIES EXCHANGE ACT

                           -------------------------



Date of Report:  JANUARY 31, 1994


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                      1-4219               C-74-1339132
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
        of incorporation)                                   Identification No.)



             P.O. BOX 4240
             HOUSTON, TEXAS                               77210-4240
  (Address of principal executive offices)                (Zip Code)



                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.


  The information set forth in the press release issued by Zapata Corporation on January 31, 1994 and filed as Exhibit 1 hereto is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.
     --------

  Exhibit 1 - Press release of Zapata Corporation issued on January 31, 1994.
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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ZAPATA CORPORATION
                                      (Registrant)


                                      By: /s/   Thomas H. Bowersox
                                         --------------------------------
                                      Name:  Thomas H. Bowersox
                                      Title: Executive Vice President


Date: February 8, 1994